                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. ___)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ' 240.14a-11(c) or ' 240.14a-12

                         NESS ENERGY INTERNATIONAL, INC.
                  (Name of Registrant As Specified in Charter)

 ................................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         .......................................................................
     2)  Form, Schedule or Registration Statement No.:

         .......................................................................
     3)  Filing Party:

         .......................................................................
     4)  Date Filed:
                   .............................................................

                         NESS ENERGY INTERNATIONAL, INC.
                    Notice of Annual Meeting of Stockholders
                           to be held December 1, 2000

Willow Park, Texas
November 9, 2000

PLEASE TAKE NOTICE that the Annual Meeting of the Stockholders of Ness Energy International, Inc., formerly known as Kit Karson Corporation, will be held on December 1, 2000 at the Living Way Ministries International Headquarters, 416 East I-20 Service Road (Exit 418), Willow Park, Texas 76087 (Phone:
817-341-1477).

The meeting will convene at 1:30PM Central Standard Time for the following purposes:

          (1) For the election of directors:
          (2) To ratify the selection of Weaver and Tidwell L.L.C. as independent auditor for 2001; and
          (3) To authorize the Board of Directors to issue such registered stock as from time to time may be necessary to carry out the business of the company; and
          (4) To ratify the consulting agreements of Messrs. Fowler and Kincheloe; and
          (5) To ratify the issuance of additional shares the company's stock pursuant to Form SB-2 which has been filed with the Securities and Exchange Commission and the tender offer for shares of Hesed Energy International inc. and Ness of Texas inc made subsequent to the terms of the SB-2; and
          (6) To authorize the board of directors to implement a one to four (1-4) reverse stock split; and
          (7) For the transaction of such other business as may properly come before this meeting.

The transfer books of the Company will not be closed, but only stockholders of record at the close of business on October 25, 2000 will be entitled to vote at the meeting.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE YOUR REPRESENTATION AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE BY GIVING NOTICE TO THE COMPANY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. YOUR VOTE IS IMPORTANT.

Mary Gene Stephens
Secretary

                                 PROXY STATEMENT

                         NESS ENERGY INTERNATIONAL, INC.
                             4201 East Interstate 20
                            Willow Park, Texas 76087
                                 (817) 341-1477

The following information is furnished to stockholders of Ness Energy International, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting (the "Meeting") of Stockholders to be held on December 1, 2000 and at any adjournment thereof. All properly executed proxies will be voted in accordance with the instructions contained thereon, and if no choice is specified, the proxies will be voted for the election of all the directors named and in favor of each proposal set forth in the Notice of Meeting.

Any Ness Energy shareholder has the power to revoke his Proxy before its exercise at the Annual Meeting or any adjournment thereof by: (1) giving written notice of revocation to the Secretary of the Company, Mary Gene Stephens, 4201 East Interstate 20, Willow Park, Texas 76087, prior to the Annual meeting; (2) giving written notice of revocation to the Secretary at the Annual Meeting; or
(3) signing and delivering a Proxy bearing a later date. However, the mere presence at the Annual Meeting of a shareholder who has executed and delivered a valid Proxy will not revoke such Proxy.

There are no dissenters' rights of appraisal. Neither the By-laws nor corporate law of the Company's state of Incorporation call for any dissenters' rights of appraisal.

This proxy statement will be transmitted to stockholders on or about November 13, 2000.

                                     VOTING

The voting securities of the Company consist of shares of its common stock with no par value (the "Common Stock"). Holders of record of the Common Stock at the close of business on October 24, 2000 will be entitled to vote at the Meeting. Each share of Common Stock entitles its owner to one vote, and cumulative voting is not allowed. The number of shares outstanding of the Common stock at the close of business on October 25, 2000 was 56,824,211.

The holders of record of 50.1% of the outstanding shares of the Common Stock will constitute a quorum for the transaction of business at the Meeting, but if a quorum should not be present, the Meeting may adjourn from time to time until a quorum is obtained.

A majority of the shares represented and entitled to vote at the meeting are required for an affirmative vote. An abstained vote will be counted in determining a quorum, but will not be counted as a vote either for or against the issues.

                              ELECTION OF DIRECTORS

At the Meeting, four directors are to be elected who shall hold office until the next following Annual Meeting of Shareholders or until their successors are duly elected and qualified. In the absence of instructions to the contrary, it is the intention of the persons named in the enclosed form of proxy to vote such proxy for the election of the nominees named below. If any of the nominees named below are unable or unwilling to serve as a director (an event which the Company does not anticipate), the persons designated as proxies will vote for the remaining nominees and for such other persons as they may select. The nominees for the four (4) directorships, three (3) of whom presently serve as directors, are set out below:

                  Name                       Age                Position
                  ----                       ---                --------
         Harold "Hayseed" Stephens            62                President, CEO & Director
         Richard Nash                         57                Director
         Mark Basham                          39                Director
         Robert L. Fowler                     72                Executive Vice President

There are no family relationships between the directors.

HAROLD "HAYSEED" STEPHENS, President, Chief Executive Officer & Director, of Willow Park, Texas, graduated from Hardin-Simmons University in 1961 with a BS degree. Mr. Stephens founded Hayseed Stephens Oil, Inc. in 1983 for domestic oil and gas operations primarily in Texas and Oklahoma. He also founded Hesed Energy International, Inc. in 1994 for international operations focusing on Israel for oil and gas concessions. On December 22, 1997 he acquired controlling interest of the Company, then called Kit Karson Corporation.

Mr. Stephens has more than 35 years of experience in the oil and gas business and has participated in the drilling of over 150 oil and gas wells. In 1980, Stephens became an independent non-denominational minister, and in 1981 founded The Living Way Ministries in Willow Park, Texas. Since 1982, he has made more than 70 trips to Israel working on his proposal to drill an oil or gas well at the southwest corner of the Dead Sea.

MARK L. BASSHAM, director, is a veteran Texas Peace Officer of eighteen years and a minister of the gospel. He holds the distinction of being the youngest person ever to be elected to the position of County Sheriff, where he served until 1990, before being commissioned by the Texas Department of Public Safety as a Special Texas Ranger. Bassham joined the Texas and Southwestern Cattle Raisers' Association as an Investigator. Assigned to a twelve county district in Northeast Texas, he investigates all types of agricultural crimes. As Associate Pastor at Victory Temple Church in Enloe, Texas he heads the Church's cattle project with Canaan Land Restoration of Israel, Inc. The project will aid the State of Israel in establishing a beef cattle industry in the Holy Land.

RICHARD W. NASH, Director, received his B. S. degree in 1970 from East Texas State University. He received his Masters of Education degree from East Texas State University in 1971. In 1980, he received his Doctor of Education degree from Texas A&M (Commerce, Texas branch). Dr. Nash is the pastor of Victory Temple Church in Enloe, Texas since 1988. Victory Temple is associated with the Living Way Ministries, Willow Park, Texas. During the past five years, Dr. Nash has been retired and has assisted Mr. Hayseed Stephens in his ministry in South Africa as well as in Israel. He has made one trip to South Africa and four trips to Israel, the first of which accompanied Mr. Stephens and three other oilmen to meet with the Israeli government in 1990. From 1980 to 1994, Dr. Nash was an Assistant Superintendent of Prairieland Independent School District until he retired.

ROBERT G. FOWLER, Executive Vice-President, holds a BS in Petroleum Engineering, 1958, from the University of Oklahoma, and attended the Harvard Advanced Management Program in 1975. He is president and owner of RGF Investments, a private company with investments in oil and gas, banking, telecommunications, and environmental technology. He joined Enserch Exploration, Inc. in 1958, one of the strongest independent oil and gas companies in the nation at the time. He worked in various capacities until he was made Chairman in January of 1991. In December 1991 Mr. Fowler left Enserch to form RGF Investments. He is a member of several professional organizations, including the American Petroleum Institute and the Society of Petroleum Engineers of AIME.

         Any stockholder who wishes to recommend a prospective nominee for the board of directors for consideration by the executive committee may write Mary Gene Stephens, Secretary, 4201 East I-20 Service Road, Willow Park, Texas 76087.

         The board of directors had eight meetings during 2000.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD

AN AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK IS NECESSARY FOR THE ELECTION OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE NAMED DIRECTORS TO BE ELECTED AS DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OR UNTIL THEIR SUCCESSOR IS DULY ELECTED AND QUALIFIED.

                                   MANAGEMENT

All of the Company's executive officers serve a term of one year or until their successors are elected or appointed and qualified. The following table sets forth certain information with respect to the executive officers of the Company:

                  Name                       Age              Position
                  ----                       ---              --------
         Harold "Hayseed" Stephens*           62              President, CEO & Director
         Mary Gene Stephens*                  60              Secretary & Treasurer
         Bob Lee                              59              Chief Financial Officer
         Robert Fowler                        72              Executive Vice President
         Richard L. Kincheloe                 64              Vice-President and
                                                              Director of International Drilling

*Harold "Hayseed" Stephens and Mary Gene Stephens are husband and wife. There are no other family relationships between the directors and officers.

See Election of Directors for biographical information on Harold Stephens and Robert Fowler.

BOB LEE, Chief Financial Officer, joined Ness as Controller in November, 1999. He received his Bachelor of Science Degree in Accounting from Northwestern Louisiana State University in 1965. He began his career as an Accountant at Tenneco, Inc., Houston, from July, 1965 to August, 1966. From August, 1966 through November, 1971 he served as an Accountant for Charter International Oil Company, Houston. From December 1971 until December 1976 Mr. Lee was an Accounting Supervisor for Amerada Hess Corporation at Purvis, Mississippi. He served as Manager of Accounting Operations for Hess Oil Virgin Islands from December 1976 until July 1978. He joined Independent Refining Company, Houston, in August 1978, serving as Controller until August 1981. Mr. Lee served as Accounting Manager and Controller for the Pride Companies in Abilene, Texas, from September 1981 until he joined Ness.

MARY GENE STEPHENS, Secretary & Treasurer, has been involved in office administration and day-to-day bookkeeping and correspondence for Hayseed Stephens Oil Inc. and Ness International Energy Inc. for the past 15 years. Mrs. Stephens has also been involved in preparing drilling proposals, Joint Venture billings, and income distribution.

RICHARD L. KINCHELOE, Vice President and Director of International Drilling, graduated with a degree in Petroleum Engineering from the University of Oklahoma in 1958 and began his career with Lone Star Producing Company as a Field Engineer. He progressed through the ranks, being promoted to Sr. Vice President of Offshore and International Drilling and production in 1993, a position created for him to take advantage of his knowledge and experience in this area. Mr. Kincheloe gained extensive and intensive experience in drilling and oil and gas production in deep as well as shallow fields, both on-shore and off-shore throughout this country and throughout the world.

                                  COMPENSATION

The following table shows the annual compensation for the officers of Ness Energy International, Inc. formerly known as Kit Karson Corporation for 2000:

          Name and Principal Position                      Salary
          Hayseed Stephens, President & CEO               $60,000
          Bob Lee, Chief Financial Officer                $72,000
          Mary Gene Stephens, Secretary/Treasurer         $18,000
          Robert Fowler                                   See "Officer/Consultants"
          Richard L. Kincheloe                            See "Officer/Consultants"

All compensation and other arrangements between the Company and its officers and directors are to be approved by a Compensation Committee of the Board of Directors, a majority of whom are to have no affiliation or relationship with the Company other than as directors. Directors are not compensated for attendance at meetings of the Board, although certain travel expenses relating to attending meetings are reimbursed.

COMPENSATION COMMITTEE REPORT

No employment contracts are currently outstanding as of this date.

OFFICER/CONSULTANTS

The Company has entered into an agreement with Messrs Robert Fowler and Richard Kincheloe for services to be rendered in regards to all of the companies' oil and gas operations and in particular the company projects in Israel as well as other international sites. Mr. Fowler and Mr. Kincheloe will be responsible for all exploration, drilling and production on the company leases. As consideration for their services the Board of Directors has authorized the registrations of 100,000 shares of company stock by way of S-8 registration. Additionally, the company has agreed that Mr. Kincheloe and Mr. Fowler will receive a one per cent (1%) overriding royalty interest on production from wells which they discover and produce for the company including the wells to be drilled in Israel.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD

AN AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK IS NECESSARY TO RATIFY THE ABOVE CONSULTING CONTRACTS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE RATIFICATION.


                                PERFORMANCE GRAPH

The Company has been inactive and dormant with no market for its common stock from 1987 through January 22, 1998. A comparison of the Company to the NASDAQ Stock Market or NASDAQ Non-Financial Stock would not be representative of the Company, as it only resumed trading on January 23, 1998 with an opening bid of $0.04 per share. The bid stock price on November 8, 2000 was $0.96. The stock symbol on the Electronic Bulletin Board is NESS.

                              CERTAIN TRANSACTIONS

On October 8, 1997, the management of the Company entered into an agreement with Hayseed Stephens where he would take over operations in conjunction with vending in certain oil and gas leases. Included in the agreement, Mr. Stephens agreed to cause the accounting and filings to become current with the Securities and Exchange Commission and other regulatory authorities.

Change of control of the Company from Mr. Sykes to Mr. Stephens was on December 22, 1997. At the time of change of control it was mutually agreed between these two parties that Mr. Sykes would receive the assets of the Company (certain stocks and a small oil and gas interest - valued at $4,622), as compensation for taking care of the Company during the dormant years and that Mr. Stephens would vend in an oil and gas asset (Greenwood Gas Field) located in Parker County, Texas for 14,150,000 shares of stock.

Hayseed Stephens, and other officers and directors of the Company, have invested in the oil and gas business, either directly or through entities in which they have an interest. Certain of these interests could directly compete with the interests of the Company. Although the Company is not aware of any present conflicts of interest, such present or future activities on the part of the officers and directors could directly compete with the interests of the Company. If the Company should enter into future transactions with its officers, directors or other related parties, the terms of any such transactions will be as favorable to the Company, as those which could be obtained from an unrelated party in an arm's length transaction.

                                    BUSINESS

During the period from March 1, 1979 to March 31, 1981, we conducted no substantial business, received no material income and had no material assets or liabilities. On March 31, 1981, a new management group took control and moved the office from Spokane, Washington to Wichita, Kansas. This new management group conducted the operations in two primary segments: oil and gas and real estate. Activities from March 31, 1981, through December 31, 1984, were limited due to availability of funds. However, we did enter into a purchase agreement for an office building in Wichita, Kansas and several oil and gas projects, plus made a few stock acquisitions during this period of time. Unfortunately, the investments did not sustain the operations and the solicitation of additional working capital became more difficult, causing us to become inactive.

Our principal business is the exploration for and development of oil and natural gas and in particular the exploration for oil on the Hesed license area and the drilling of the Elohim Perazim #1 deep test well. During the years 1985-1987, we were seeking working capital to continue operations but because of a downturn in the oil and gas industry in the period from 1986-1987, project funding became more and more difficult. The lack of working capital caused us to become dormant. During the years, several opportunities were presented to revive operations but were perceived by management as not favorable to our interests or did not close due to the inability of the interested parties to do so.

On December 22, 1997, a change of control occurred and new officers and directors were appointed. Since that time, the President, Hayseed Stephens, has principally conducted the Ness's business.

Ness Energy International, Inc. has not been involved in any bankruptcy, receivership, or similar proceeding and underwent no material reclassification, merger, or consolidation during the dormant years from January 1, 1985, through September 30, 1997. However, on October 8, 1997, an agreement was made to revive the Ness by issuing 14,150,000 shares of stock to Harold (Hayseed) Stephens for certain oil and gas properties located in Parker County, Texas. On December 22, 1997, Mr. Stephens became President of Ness and the oil and gas interests were assigned to us by the former board of directors for 14,150,000 restricted common shares.


                      DESCRIPTION OF THE COMPANY'S PROPERTY

On December 31, 1996 we owned a 4.6125% working interest in a gas well in Beaver County, Oklahoma. Redstone Oil & Gas Company of Dallas, Texas operate the well, Benjegerdes #1. Revenues from this working interest for 1995 were $1,418 less operating expenses of $574 for a net income of $844 before taxes. In 1996 the revenues were $1,696 with operating expenses of $600, leaving a net income of $1,096 before taxes and in 1997 the revenues were $1,934 with operating expenses of $609, leaving a net income of $1,325 before taxes.

Change of control of Ness from Art Sykes to Hayseed Stephens occured on December 22, 1997. At this time it was mutually agreed that Art Sykes would receive the above mentioned asset as compensation for taking care of the Company during the dormant years and that Hayseed Stephens would vend in an oil and gas asset for 14,150,000 shares of stock. The following is a description of that oil and gas asset (Greenwood Gas Field) located in Parker County, Texas.

Ness acquired a 25% working interest on December 22, 1997 (effective date of January 1, 1998) in the Greenwood Gas Field located in Parker County, Texas. The Greenwood Gas Field is a developmental, multi-pay (oil and/or gas in commercial quantities at more than one formation), Strawn Sand Field, located about 35 miles due west of Fort Worth. This 1100-acre field in the Fort Worth basin is in its early state of development, although there has been prolific production on it, and around it, since the 1960's. These particular leases were drilled initially to find production in the conglomerates. This proved unsuccessful, but a 2,800 foot Strawn Sand was discovered to be very successful in two wells on Greenwood leases. One well produced 310,000 MCFG, while the other one produced 244,000 MCFG in six years and in 1972 they were both plugged while still producing, due to low gas prices.

The Greenwood Field was reactivated in 1984 to produce the left over gas from the 2,800-foot sand while gas prices were high. It was then discovered, by Hayseed Stephens Oil, Inc. upon testing, completion, and production, that other shallower Strawn Sands also were very commercially productive. These wells are drilled on 40 to 80 acre spacing and each producing well, in this field, averages between 300,000 MCFG to 1BCF, only drilling to a depth of 3,000 feet. The known productive zones are located at 2,800 feet, 2,100 feet and 1,850 feet on the leases within the Greenwood Gas Field. Other potentially productive zones are also known in the area ranging from 500 feet to 1,600 feet.

There are currently 5 gas wells on the leases in which we own a 25% working interest. Gas sales from these wells for our working interest was $21,208 for 1999. Lease operating expenses, production taxes and compression expenses totaled $13,533 leaving a profit from this lease of $7,675.

A reserve report and equipment evaluation was prepared on the Greenwood leases as of December 31, 1999. The reserve report reflects a fair market value of $ 29,643, a present value of $ 61,378 and the equipment is valued at $22,058 for the 25% working interest owned by the Company as of December 31, 1999.

In the spring of 1998, Hesed Energy International, Inc. ("Hesed") an affiliate of the Ness, which at that time was also known as Ness Energy International, Inc., entered into a contract with the Israel Oil Company. Pursuant to this, Hesed was entitled to acquire, subject to regulatory approvals in Israel, drilling rights in part of the Dead Sea area in Israel. This was, subsequently, designated as the "Hesed License." In early fall, 1998, the necessary regulatory approvals in Israel were granted. While the Hesed License itself was granted to I.O.C., the Petroleum Commissioner specifically approved I.O.C.'s assignment of the rights in over 95% of the license area to Hesed. Pursuant to its agreement with Hesed, I.O.C. retained a 12-1/2% back-in-after-pay-out working interest in the first well to be drilled by Hesed in the area of the Hesed License. The Israeli regulatory authority set an April 1, 2000 deadline for beginning to drill (spudding-in) a well within the Hesed License area. That date has since been extended to December 31, 2000 so additional funding arrangements can be put in place to allow Ness to acquire 45% of the working interest in the Hesed License and pay for our pro rata share of drilling the Elohim Perazim #1 deep test. The estimated total cost of the Israel project, including the drilling rig, is approximately $35,000,000.

On October 13, 1998 we entered into a contract to purchase a drilling rig to be used in the drilling project in Israel. The contract called for a total purchase price of $2,450,000 with payments of $500,000 to be made on each of November 18, 1999 and December 3, 1999, and the balance due January 15, 2000. Title of the rig is to pass upon completion of the contract. Payments of $240,000 and $500,000 were made in October and November, respectively, but the balance due has not been paid. In addition, two $42,000 payments were made to extend the time available to enter into the purchase contract.

In addition, Ness entered into a contract on September 23, 1999 that provided for the refurbishment and mobilization of the above rig for $2,200,000. The funds were to be put into escrow upon the purchase of the rig. Escrow is to be distributed as work is completed on the refurbishment and mobilization. As of December 31, 1999, we had paid $405,000 toward the refurbishment.

Ness has received a notice of default from the seller of the rig. The Company has rejected this notice since: (1) the terms of the purchase were changed by the parties at the time of the initial payment under the rig purchase agreement;
(2) there is no provision for default in the agreement; and (3) any disputes arising under the contract are to be settled by arbitration and no request for arbitration has been requested by either party. Nevertheless, all deposits on the above contracts have been charged to operations and are reflected in the expenses related to the Israeli project.

                         ACQUISITION OF RELATED ENTITIES

Ness Energy International, Inc. intends to make an offer to purchase the shares of two privately held "affiliated" companies, Ness of Texas International, Inc. ("Ness of Texas") and Hesed Energy International, Inc. ("Hesed").

NESS OF TEXAS INTERNATIONAL, INC.

Ness of Texas International, Inc. was organized on December 31, 1997. It was formed for the purpose of acquiring and developing oil and gas properties both in the United States and Israel. In January of 1998. Ness of Texas sold 640,000 shares of stock at a price of $0.83 per share to 42 investors, 7 of which were accredited, and in so doing relied on a 4(1) exemption from registration under the Securities Act. This, coupled with the initial issuance of 100,000 shares on January 3, 1998 and 20,000 shares on April 6, 1998 (see below) to Hayseed Stephens, the President and CEO of Ness of Texas, brought the total shares issued and outstanding to 889,200. The Board of Directors subsequently authorized and issued additional 2,952,000 shares to Mr. Stephens on April 22, 1998 (see below), thereby increasing the total number of issued and outstanding shares to 3,841,200. The total number of authorized shares is 200,000,000.

The 100,000 shares referred to above were issued to Mr. Stephens pursuant to the original organization of Ness of Texas. The 20,000 shares represent a 20% stock dividend to all shareholders of Ness of Texas. The 2,952,000 shares were voted by the board to Mr. Stephens in recognition of his 20 plus years of service and for his work in acquiring the lease in Israel. Mr. Stephens currently owns 3,086,400 shares of Ness of Texas, consisting of the above plus a private purchase of 14,400 shares from an individual on May 14, 1999.

Ness of Texas International, Inc. made a payment of $200,000 (US) to Hesed for the purpose of initiating the process of acquiring a lease in the Dead Sea. This deposit was made in Texas Bank, Weatherford, Texas in the form of a Letter of Credit to Israel Oil Company to assure that Ness would begin the drilling process for a well to a depth of 3,000 meters or deeper. After the drilling process begins, Israeli Oil Company will release $150,000 of the letter of credit. $50,000 will be retained by Israeli Oil Company as consideration for the license and all geologic and geophysical data.

Under the terms of the Tender Offer Ness Energy International will offer to the shareholders of Ness of Texas units consisting of two shares of common stock and one warrant to purchase an additional share of common stock. The share price under the terms of the warrant is $2.50 and the warrant is exercisable for a period of 18 months. There are 3,841,200 common shares of Ness of Texas outstanding of which Hayseed Stephens owns 3,086,400, or 80.3%. Any shares received by Mr. Stephens under the terms of the Tender Offer will be restricted shares as that term is defined under Rule 144.

HESED ENERGY INTERNATIONAL, INC.

Hesed Energy International, Inc. ("Hesed") is also an affiliate of Ness Energy International, Inc. Hesed was organized in October of 1993. On August 15, 1997, Hesed sold 318,000 shares of common stock for $0.83 per share. On April 30, 1998, Hesed offered certain "units" of common stock and warrants which, in the aggregate, consisted of 2,168,000 common shares and 720,000 warrants with each unit consisting of 27,100 shares valued at $1.85 per share and 9,000 warrants exercisable at $2.50 per share within 18 months. Hesed Energy International, Inc., ("Hesed"), was originally named Ness Energy International, Inc., but we changed the name to Hesed Energy International, Inc. by Articles of Amendments filed on August 10, 1999. Those Articles also show that as of August 6, 1999, Hesed had 8,200,381 shares of common stock outstanding and has some 72 shareholders. At December 31, 1999 there were 8,435,031 shares outstanding.

On October 13, 1998, Hesed signed a contract to acquire the "Hesed License" covering 55.3 square miles in an area at the Southwest end of the Dead Sea. The license is subject to a 12.5% royalty interest retained by the Government of Israel. The Israeli Oil Company (IOC), the original lessee, also retains a 12.5% working interest after payout.

IOC also has an option to purchase an additional 20% in the Elohim Perazim #1 well prior to the commencement of drilling. The financial statements of Hesed indicate an investment in the lease of $102,640 and a receivable from Kit Karson Corporation (now Ness Energy International, Inc.) of $757,004 at June 30, 2000.

Under the terms of the Tender Offer Ness Energy International will offer to the shareholders of Hesed Energy International inc. Units consisting of two shares of common stock and one warrant to purchase an additional share of common stock. The share price under the terms of the warrant is $2.50 and the warrant is exercisable for a period of 18 months. There are currently 8,435,031 common shares of Hesed Energy International, Inc. outstanding of which Hayseed Stephens own 6,200,000, or 73.5%. Any shares received in exchange by Mr. Stephens under the terms of the Tender Offer will be restricted shares as that term defined under Rule 144.

Rule 144 provides, in general, that any person (or any persons whose shares are aggregated) including persons deemed to be affiliates, whose unrestricted securities have been fully paid for and held for at least one year from the later of the date of issuance by the Company or acquisition from an affiliate, may sell such securities in broker's transactions or directly to market makers, provided that the number of shares sold in any three month period may not exceed the greater of 1% of the then-outstanding shares of Common Stock or the average weekly trading volume of the shares of Common Stock in the over-the-counter market during the four calendar weeks preceding the sale.

Dilution is the reduction in the monetary value or voting power of stock by increasing the total number of outstanding shares. As of March 31, 2000 the Company had a net tangible book value per share of $0.0084. Net tangible book value per share is the total tangible assets of the Company, less all liabilities divided by the number of shares of common stock outstanding. Without taking into account any changes in such net tangible book value after March 31, 2000, other than to give effect to the sale by the Company of 37,000,000 shares of Common stock to be offered by the SB2 registration and 3,881,248 registered shares to be issued to shareholders of affiliated companies and 9,272,000 restricted shares to be issued to Hayseed Stephens for his shares in the affiliated companies, the pro forma net tangible book value per share on March 31,2000 would have been $0.3454. This amount represents an immediate increase in net tangible book value of $0.3370 per share to the current shareholders of the Company and an immediate dilution in net tangible book value of $0.6546 per share to new investors purchasing shares. The voting power of the present shareholders will be reduced in a ratio derived by dividing the number of current shares by the total shares outstanding after the completion of the offering and tender offer.

VOTES REQUIRED AND RECOMMENDATION OF THE BOARD

AN AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK IS NECESSARY IN ORDER TO AUTHORIZE THE BOARD OF DIRECTORS TO ISSUE SUCH REGISTERED STOCK AS FROM TIME TO TIME MAY BE NECESSARY TO CARRY OUT THE BUSINESS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS PROPOSAL.

AN AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK IS NECESSARY IN ORDER TO AUTHORIZE THE BOARD OF DIRECTORS TO ISSUE ADDITIONAL STOCK SPECIFICALLY PURSUANT TO FORM SB-2 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE TENDER OFFERS DISCUSSED ABOVE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS PROPOSAL.

                             PRINCIPAL STOCKHOLDERS

The following table sets forth as of October 25, 2000 information concerning the beneficial ownership of common stock by all holders of over 5%, by all directors, and by all directors and officers of the Company as a group based on 56,824,211 shares outstanding.

                              Name and Address                 Number of                    Percent
Title of Class                of Beneficial Owner              Shares Owned                 of Class
--------------                -------------------              ------------                 --------
Common Stock                  Hayseed Stephens*                27,060,007**                 47.62%
No Par Value                  365 Cook Road
                              Willow Park, Texas 76087

                                       8



Common Stock                  Mary Gene Stephens*                   -0-                        -0-
No Par Value                  365 Cook Road
                              Willow Park, Texas 76087

Common Stock                  Mark L. Bassham                       -0-                        -0-
No Par Value                  P.O.  Box 456
                              Cooper, Tx. 75432

Common Stock                  Richard Nash                          -0-                        -0-
No Par Value                  245 33rd Street
                              Paris, Texas 75460

All directors and officers as a group (5 persons)              27,065,007                   47.63%


*Harold "Hayseed" Stephens and Mary Gene Stephens are husband and wife. There are no other family relationships between the directors and officers.

**This amount includes 14,062,500 shares owned by Hayseed Stephens Oil Inc. of which Hayseed Stephens is owner and president.


                    RATIFICATION OF THE SELECTION OF AUDITORS

The Board of Directors recommends that the shareholders ratify the selection of Weaver and Tidwell L.L.P. of Fort Worth, Texas, to auditors for the Corporation for 2001. A representative of the firm is expected to be present at the meeting. They will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions raised at the meeting.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD

THE AFFIRMATIVE VOTES OF THE HOLDERS OF A MAJORITY OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK IS NECESSARY FOR THE RATIFICATION OF THE SELECTION OF ACCOUNTANTS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL.

                               REVERSE STOCK SPLIT

A reverse stock split is a reduction in the number of a corporations shares which is accomplished by calling in all the outstanding shares and reissuing fewer shares having greater value. For example, a 1-4 reverse stock split would give the owner of 400 shares of stock 100 shares in exchange. A reverse split increases the price per share and is intended to make the stock more attractive to potential investors and financial institutions by giving each share greater value. It is proposed that the Board of Directors be granted discretionary authority to effect up to a 1-4 reverse split for a period of 6 months following the date of the annual meeting. The total number of shares issued and outstanding as of the record date of this meeting is 56,824,211. A reverse split would reduce that number to 14,206,053 shares. Each stockholders' proportionate ownership would remain the same.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD

AN AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK IS NECESSARY IN ORDER TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT A REVERSE SPLIT. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS PROPOSAL.

                              FINANCIAL STATEMENTS

Financial statements are included in this Proxy Statement for Ness of Texas, Inc. and for Hesed Energy International, Inc. as of December 31, 1999 as they are deemed necessary for the exercise of prudent judgment by the stockholders with respect to any proposal to be submitted at this Meeting. The SEC Form 10-KSB of the Company for the year ended December 31, 1999, including audited financial statements; and SEC Form 10-QSB for the six months ended June 30, 2000 are available upon request.


                                  OTHER MATTERS

The Board of Directors knows of no other matters to be brought before this Annual Meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his judgment on such matters. The Board of Directors has no standing audit, nominating, or compensation committee.

                             STOCKHOLDERS PROPOSALS

Any interested stockholder may submit a proposal concerning the Company to be considered by the Board of Directors of the Company for inclusion in the proxy statement and form of proxy relating to next year's Annual Meeting of Stockholders. In order for any proposal to be so considered by the Board for inclusion in the proxy statement, all proposals must be in writing in proper form and received by the Company on or before November 30, 2000. Any stockholder so interested may do so by submitting such proposal to: Ness Energy International, Inc., 4201 1-20 East Service Road, Willow Park, Texas 76087.

                               PROXY SOLICITATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE SOLICITATION WILL BE BY MAIL.

The entire expense of preparing, assembling, printing and mailing the proxy form and the material used in the solicitation of proxies will be paid by the Company. The Company will request banks and brokers to solicit their customers who beneficially own common stock of the Company listed in the names of nominees and will reimburse said banks and brokers for the reasonable out-of-pocket expenses of such solicitation. In addition to the use of the mails, solicitation may be made by the employees of the Company by telephone, telegraph, cable and personal interview. The Company does not expect to pay any compensation to such persons, other than their regular compensation, for their services in the solicitation of proxies.

BY ORDER OF THE BOARD OF DIRECTORS

Hayseed Stephens

President & Chairman
Willow Park, Texas
November 9, 2000

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND MAIL THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                        NESS OF TEXAS INTERNATIONAL INC.

                                FINANCIAL REPORT

                                DECEMBER 31, 1999

                                 C O N T E N T S

                                                           Page


INDEPENDENT AUDITOR'S REPORT...............................F-2



FINANCIAL STATEMENTS


    Balance Sheets.........................................F-3


    Statements of Operations...............................F-4


    Statements of Changes in Stockholders' Equity..........F-5


    Statements of Cash Flows...............................F-6


    Notes to Financial Statements..........................F-7

                          INDEPENDENT AUDITOR'S REPORT


To the Shareholders
Ness of Texas International, Inc.
Willow Park, Texas

We have audited the accompanying balance sheets of Ness of Texas International, Inc. (the Company) as of December 31, 1999 and 1998, and the related statements of operations, changes in stockholders' equity and cash flows for the year ended December 31, 1999, and for the period from inception (January 2, 1998) to December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ness of Texas International, Inc. at December 31, 1999 and 1998, and the results of its operations and its cash flows for the year ended December 31, 1999 and for the period from inception (January 2, 1998) to December 31, 1998, in conformity with generally accepted accounting principles.




WEAVER AND TIDWELL, L.L.P.

Fort Worth, Texas
September 13, 2000

3511

                       NESS OF TEXAS INTERNATIONAL, INC.
                                BALANCE SHEETS
                          DECEMBER 31, 1999 AND 1998

                                                                          1999                 1998
                                                                        --------             --------
                                    ASSETS
CURRENT ASSETS
     Cash                                                               $  1,319             $  1,768
                                                                        --------             --------

             Total current assets                                          1,319                1,768

ACCOUNTS RECEIVABLE - RELATED PARTY                                      617,941              617,941
                                                                        --------             --------

TOTAL ASSETS                                                            $619,260             $619,709
                                                                        ========             ========


                     LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
     Accrued expenses                                                   $  3,092             $      -
                                                                        --------             --------

             Total current liabilities                                     3,092                    -

STOCKHOLDERS' EQUITY
     Common stock, $.01 par value,
         shares authorized 1999 200,000,000;
         1998 1,000,000; shares issued and outstanding
         1999 3,841,200; 1998 889,200                                     38,412                8,892
     Additional paid in capital                                          572,493              602,013
     Retained earnings                                                     5,263                8,804
                                                                        --------             --------

         Total stockholders' equity                                      616,168              619,709
                                                                        --------             --------

TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY                                               $619,260             $619,709
                                                                        ========             ========


The Notes to Financial Statement are
  an integral part of these statements.

                        NESS OF TEXAS INTERNATIONAL, INC.
                            STATEMENTS OF OPERATIONS
                  FOR THE YEAR ENDED DECEMBER 31, 1999, AND THE
          PERIOD FROM INCEPTION (JANUARY 2, 1998) TO DECEMBER 31, 1998


                                                               1999                   1998
                                                            ----------              --------
EXPENSES
     Bank service charge                                    $       84              $     84
     Licenses and permits                                          160                     -
     Professional fees                                              55                     -
     Taxes                                                       3,092                     -
     Other                                                         168                    27
                                                            ----------              --------

         Total expenses                                          3,559                   111
                                                            ----------              --------

         Operating loss                                         (3,559)                 (111)

OTHER INCOME
     Dividend income                                                18                 8,915
                                                            ----------              --------

         Income (loss) before income taxes                      (3,541)                8,804

INCOME TAXES                                                         -                     -
                                                            ----------              --------

NET INCOME (LOSS)                                           ($   3,541)             $  8,804
                                                            ==========              ========

Net income (loss) per share                                 ($    0.00)             $   0.01
                                                            ==========              ========

Weighted average shares outstanding                          2,959,644               884,100
                                                            ==========              ========


The Notes to Financial Statement are
  an integral part of these statements.

                        NESS OF TEXAS INTERNATIONAL, INC.
                  STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                  FOR THE YEAR ENDED DECEMBER 31, 1999, AND THE
          PERIOD FROM INCEPTION (JANUARY 2, 1998) TO DECEMBER 31, 1998

                                           Common Stock                 Additional
                                   -------------------------------        Paid in         Retained
                                     Shares              Amount           Capital         Earnings
                                   ----------         ------------    ---------------   ------------
BALANCE, at inception
     January 2, 1998                           -              -                   -              -

        Issuance of common
          stock for cash                 889,200          8,892             631,108              -
        Issue costs                            -              -             (29,095)             -
        Net income                             -              -                   -          8,804

BALANCE,
     December 31, 1998                   889,200          8,892             602,013          8,804
        Issuance of common
          common stock to
          majority shareholder         2,952,000         29,520             (29,520)             -
        Net loss                               -              -                   -         (3,541)

BALANCE,
     December 31, 1999                 3,841,200       $ 38,412           $ 572,493        $ 5,263


The Notes to Financial Statement are
  an integral part of these statements.

                        NESS OF TEXAS INTERNATIONAL, INC.
                            STATEMENTS OF CASH FLOWS
                  FOR THE YEAR ENDED DECEMBER 31, 1999 AND THE
          PERIOD FROM INCEPTION (JANUARY 2, 1998) TO DECEMBER 31, 1998



                                                                   1999                   1998
                                                                 --------              ---------
CASH FLOWS FROM OPERATING ACTIVITIES
     Net income (loss)                                           ($ 3,541)               $ 8,804
     Adjustments to reconcile net income (loss) to net
        cash provided by (used in) operating activities

        Change in operating assets and liabilities:
           Accrued expenses                                         3,092                      -
                                                                 --------              ---------

              Net cash provided by
                 (used in) operating activities                      (449)                 8,804


CASH FLOWS FROM INVESTING ACTIVITIES
     Advances to related party                                          -               (617,941)


CASH FLOWS FROM FINANCING ACTIVITIES
     Cash received from sale of common stock                            -                640,000
     Issue costs                                                        -                (29,095)
                                                                 --------              ---------

              Net cash provided by financing activities                 -                610,905

              Net (decrease) increase in cash                        (449)                 1,768

CASH, beginning of period                                           1,768                      -
                                                                 --------              ---------

CASH, end of period                                               $ 1,319                $ 1,768
                                                                 ========              =========

SUPPLEMENTAL SCHEDULE OF NONCASH
     INVESTING AND FINANCING ACTIVITIES

     In 1999, the Company issued 2,952,000 shares of common stock to its majority shareholder for no additional consideration to reflect the original intent of the incorporator.


The Notes to Financial Statement are
  an integral part of these statements.

                        NESS OF TEXAS INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1.   NATURE OF BUSINESS, ORGANIZATION
          AND BASIS OF PRESENTATION

         Ness of Texas International, Inc. (the Company), a Texas corporation, was formed January 2, 1998, to engage in oil and gas exploration and production in Israel, the United States and any other country. To date, the Company's operations have been limited to the raising of capital through the sale of common stock and the advancing of funds to a related party to facilitate oil and gas development in Israel and the United States.

         The Company does not have any current operations and management's future plans are to merge the Company with companies related through common ownership in order to combine the resources of the individual companies to facilitate the development of oil production in Israel.


NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INCOME TAXES

         Deferred taxes are recognized for differences between the financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income.

     STATEMENT OF CASH FLOWS

         For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

     BASIC EARNINGS (LOSS) PER COMMON SHARE

         Basic earnings (loss) per common share has been computed by dividing the net income (loss) by the weighted average number of shares of common stock outstanding throughout the year. The Company has no potential common stock.

     USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of

                        NESS OF TEXAS INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

     USE OF ESTIMATES - CONTINUED

         contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     FINANCIAL INSTRUMENTS

         Financial instruments consist principally of cash and accounts receivable-related parties. The accounts receivable-related party is due on demand but will be eliminated in the Company's proposed merger (Note 1) with the related party. Accordingly, fair value approximates the carrying value.

     CONCENTRATIONS OF CREDIT RISK

         The Company has maintained its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash.

     COMMON CONTROL

         The Company is a member of a group of companies under common control. The companies are involved in the development of oil and gas reserves with an emphasis on Israel. The companies are managed by common management which has the ability to influence the results of operations of each company through allocation of expenses.


NOTE 3.   RELATED PARTY TRANSACTIONS

     During 1998, the Company advanced $617,941 to a company related through common ownership to facilitate the development of oil production in Israel. This non-interest bearing receivable is the Company's only significant asset. The Company intends to realize the benefits of the receivable through a merger with the entity to which the amount was advanced (Note 1). The related party is under common control. If there is no merger, the Company cannot operate without additional financing.

                        NESS OF TEXAS INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4.   INCOME TAXES

     The Company's income tax returns for 1998 and 1999 have not been filed by the date due, however, no tax is due as the Company has generated losses for tax purposes for both years.

     A reconciliation of statutory tax rates to the Company's effective tax rates follows:

                                                                     1999                  1998
                                                                ----------            -----------
         Tax (benefit) at statutory rates                            (34%)                  34%
         Effect of tax brackets                                       19                   (19)
         Losses not providing benefits                                15                   - 0 -
         Other (permanent differences
              deductible for tax purposes)                           - 0 -                 (15)
                                                                ----------             -----------
         Effective rate                                              - 0 -%                - 0 -%
                                                                ==========             ===========

     The deferred tax assets are comprised primarily of the Company's net operating loss carryforward and the cash to accrual adjustment as the Company files its tax returns on the cash basis:

                                                                    1999                  1998
                                                                -----------           ------------
         Cash to accrual adjustment                             $       464           $   -
         Net operating loss carryforward                              4,049                 3,980
         Less valuation allowance                                    (4,513)               (3,980)
                                                                -----------           -----------
         Net deferred tax asset                                 $     -               $   -
                                                                ===========           ===========

     The Company's net operating loss carryforwards may be applied against future taxable income. The net operating loss carryforwards expire as follows:

         YEAR EXPIRING
         -------------
              2018                                                                    $   26,532
              2019                                                                           461
                                                                                      ----------
                                                                                      $   26,993
                                                                                      ==========

     The net changes in the valuation allowance during 1999 and 1998 are as follows:

                                                                    1999                  1998
                                                                ------------          -----------
         Balance at beginning of year                               ($3,980)                ($-)
         Balance at end of year                                      (4,513)             (3,980)
                                                                ------------          -----------
         Net change                                                 ($  533)            ($3,980)
                                                                ============          ===========

                        NESS OF TEXAS INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 5.  STOCKHOLDERS' EQUITY

     The Company's original articles of incorporation authorized 1,000,000 shares of $.01 par value common stock. On April 9, 1999, the Company's Certificate of Incorporation was amended to increase the number of shares of the Company's Common Stock authorized for issuance to 200,000,000 shares.

     In connection with increasing the authorized common shares, the Company's majority shareholder was issued 2,952,000 shares of common stock for no additional consideration to reflect the original intention of the incorporator. The par value of these shares was recorded as a reduction of paid-in capital. Due to the dormant nature of the Company, there was no compensation amount recorded.

                        HESED ENERGY INTERNATIONAL, INC.
                   (FORMERLY NESS ENERGY INTERNATIONAL, INC.)
                          (A DEVELOPMENT STAGE COMPANY)

                                FINANCIAL REPORT

                                DECEMBER 31, 1999

                                 C O N T E N T S

                                                                         Page
INDEPENDENT AUDITOR'S REPORT..............................................F-2



FINANCIAL STATEMENTS


    Balance Sheets........................................................F-3


    Statements of Operations..............................................F-5


    Statements of Changes in Stockholders' Equity.........................F-6


    Statements of Cash Flows..............................................F-7


    Notes to Financial Statements.........................................F-9

                  INDEPENDENT AUDITOR'S REPORT


To the Shareholders
Hesed Energy International, Inc. (formerly Ness Energy International, Inc.) Willow Park, Texas

We have audited the accompanying balance sheets of Hesed Energy International, Inc. (formerly Ness Energy International, Inc.) (a development stage company) (the Company) as of December 31, 1999 and 1998, and the related statements of operations, changes in stockholders' equity and cash flows for the years then ended and for the period from inception (October 29, 1993) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hesed Energy International, Inc. (the Company) at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended and for the period from inception (October 29, 1993) through December 31, 1999 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company is in its development stage and has insignificant operating revenue. In addition, the Company has limited capital resources and a loss from operations since inception, all of which raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



WEAVER AND TIDWELL, L.L.P.

Fort Worth, Texas
October 27, 2000

3514

                     HESED ENERGY INTERNATIONAL, INC.
                (Formerly Ness Energy International, Inc.)
                       (a development stage company)
                              BALANCE SHEETS
                        DECEMBER 31, 1999 AND 1998

                                                                  1999                   1998
                                                               -----------            -----------
                                  ASSETS
CURRENT ASSETS
     Cash                                                      $   190,864            $   237,307
     Oil and gas production receivable                               1,793                  4,869
     Accounts receivable - related party                           737,224                113,600
     Notes receivable - related party                                    -                 70,714
                                                               -----------            -----------

             Total current assets                                  929,881                426,490

OIL AND GAS PROPERTIES, full cost method
     Unproved                                                      209,966                161,033
     Proved                                                        382,318                328,275
                                                               -----------            -----------

                                                                   592,284                489,308
     Less accumulated depreciation and depletion                    39,324                 14,597
                                                               -----------            -----------

             Total oil and gas properties                          552,960                474,711

OTHER FIXED ASSETS, net                                            314,710                290,048

OTHER ASSETS
     Long term note receivable - related party                      56,901                 54,186
                                                               -----------            -----------



TOTAL ASSETS                                                   $ 1,854,452            $ 1,245,435
                                                               ===========            ===========

The Notes to Financial Statement are
  an integral part of these statements.

                        HESED ENERGY INTERNATIONAL, INC.
                   (Formerly Ness Energy International, Inc.)
                          (a development stage company)
                                 BALANCE SHEETS
                           DECEMBER 31, 1999 AND 1998

                                                                 1999                   1998
                                                             -----------            -----------
                  LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
     Accounts payable and accrued expenses                   $   275,202            $   264,649
     Accounts payable - related party                            617,941                617,941
     Current portion long-term debt                                4,829                 18,320
                                                             -----------            -----------

             Total current liabilities                           897,972                900,910

LONG-TERM DEBT                                                   119,983                141,250

COMMITMENTS AND CONTINGENCIES                                          -                      -

STOCKHOLDERS' EQUITY
     Common stock, $.01 par value
         1999 200,000,000 shares authorized,
         1998 1,000,000 shares authorized,
         shares issued and outstanding
         1999 8,435,031; 1998 818,000                             84,350                  8,180
     Additional paid in capital                               13,771,801                255,220
     Deficit accumulated during development stage            (13,019,654)           (12,709,476)
     Common stock subscribed 1998 7,382,381 shares                     -             12,649,351
                                                             -----------            -----------

         Total stockholders' equity                              836,497                203,275
                                                             -----------            -----------


TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $ 1,854,452            $ 1,245,435
                                                             ===========            ===========


The Notes to Financial Statement are
  an integral part of these statements.

             HESED ENERGY INTERNATIONAL, INC.
        (Formerly Ness Energy International, Inc.)
              (a development stage company)
                 STATEMENTS OF OPERATIONS

                                                                                                    Cumulative
                                                                                                      from
                                                                                                    Inception
                                                                                                   (October 29,
                                                         Year Ended           Year Ended             1993) to
                                                         December 31,         December 31,         December 31,
                                                             1999                 1998                 1999
                                                         ------------       ---------------      ----------------
REVENUES
     Oil and gas revenues                                $  42,746          $     27,624         $     78,829

EXPENSES
     Production expenses                                    26,478                31,690               68,061
     Depreciation, depletion and amortization               39,576                25,002               68,435
     General and administrative expenses                   340,046            12,111,964           13,085,541
                                                         ---------          ------------         ------------

         Total operating expenses                          406,100            12,168,656           13,222,037
                                                         ---------          ------------         ------------

         Operating loss                                   (363,354)          (12,141,032)         (13,143,208)

OTHER INCOME
     Interest income                                        23,757                18,856               54,403
     Interest expense                                      (13,731)              (10,952)             (29,495)
     Management fees                                        36,000                36,000               72,000
     Rent income                                             4,200                 4,200                8,400
     Other                                                   2,950                13,405               18,246
                                                         ---------          ------------         ------------

         Loss before income taxes                         (310,178)          (12,079,523)         (13,019,654)

INCOME TAXES                                                     -                     -                    -
                                                         ---------          ------------         ------------

NET LOSS                                                 ($310,178)         ($12,079,523)        ($13,019,654)
                                                         =========          ============         ============

Net loss per weighted average share                         ($0.05)              ($14.77)              ($8.21)
                                                         =========          ============         ============

Weighted average shares outstanding                      6,744,482               818,000            1,585,198
                                                         =========          ============         ============


The Notes to Financial Statement are
  an integral part of these statements.

                        HESED ENERGY INTERNATIONAL, INC.
                   (Formerly Ness Energy International, Inc.)
                          (a development stage company)
                  STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
               FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998 AND
        CUMULATIVE FROM INCEPTION (OCTOBER 29, 1993) TO DECEMBER 31, 1999


                                                                                        Deficit
                                                                                     Accumulated
                                        Common Stock              Additional             During          Common
                                  -------------------------         Paid in           Development         Stock
                                    Shares         Amount           Capital              Stage          Subscribed
                                  -----------   -----------     --------------    ------------------  ---------------
BALANCE,
     Inception                            -      $      -       $         -        $           -      $         -
        Issuance of common
          stock for cash            818,000         8,180           255,220                    -                -
        Cash received for
          common stock
          subscribed                      -             -                 -                    -          536,200
        Net loss                          -             -                 -             (629,953)               -
                                  ---------      --------       -----------        -------------      -----------

BALANCE,
     December 31, 1997              818,000         8,180           255,220             (629,953)         536,200
        Cash received for
          common stock
          subscribed                      -             -                 -                    -          390,616
        Services received for
          common stock
          subscribed                      -             -                 -                    -       11,722,535
        Net loss                          -             -                 -          (12,079,523)               -
                                  ---------      --------       -----------        -------------      -----------

BALANCE,
     December 31, 1998              818,000         8,180           255,220          (12,709,476)      12,649,351
        Issuance of common
          stock for cash            234,650         2,346           941,054                    -
        Issuance of common
          stock subscribed        7,382,381        73,824        12,575,527                    -      (12,649,351)
        Net loss                          -             -                 -             (310,178)               -
                                  ---------      --------       -----------        -------------      -----------

BALANCE,
     December 31, 1999            8,435,031      $ 84,350       $13,771,801        ($ 13,019,654)     $         -
                                  =========      ========       ===========        =============      ===========


The Notes to Financial Statement are
  an integral part of these statements.

                  HESED ENERGY INTERNATIONAL, INC.
             (Formerly Ness Energy International, Inc.)
                   (a development stage company)
                      STATEMENTS OF CASH FLOWS


                                                                                                   Cumulative
                                                                                                      from
                                                                                                    Inception
                                                                                                   (October 29,
                                                                  Year Ended       Year Ended        1993) to
                                                                 December 31,      December 31,    December 31,
                                                                     1999             1998             1999
                                                                --------------  ----------------  ---------------
CASH FLOWS FROM OPERATING ACTIVITIES
     Net loss                                                   ($ 310,178)     ($ 12,079,523)    ($ 13,019,654)
     Adjustments to reconcile net loss
        to net cash used in operating activities
           Depreciation, depletion, and amortization                39,576             25,002            68,435
           Other noncash expenses                                    8,116              8,116            16,232
           Salary applied to note receivable -
              related party                                              -              2,883             2,883
           Interest added to note receivable -
              related party                                         (2,715)            (7,926)          (10,877)
           Recognition of services performed for stock                   -         11,722,535        11,722,535
           Change in operating assets and liabilities:
              Accounts receivable - related party                 (623,624)          (113,600)         (737,224)
              Oil and gas production receivable                      3,076                (77)           (1,793)
              Accounts payable and accrued expenses                 10,554             (8,052)          276,296
                                                                ----------      -------------     -------------

              Net cash used in operating activities               (875,195)          (450,642)       (1,683,167)

CASH FLOWS FROM INVESTING ACTIVITIES
     Advances to related party                                           -            (39,250)          (70,714)
     Payments from related party                                    70,714                  -            70,714
     Capital expenditures                                         (150,604)          (529,712)         (813,420)
                                                                ----------      -------------     -------------

              Net cash used in investing activities                (79,890)          (568,962)         (813,420)

CASH FLOWS FROM FINANCING ACTIVITIES
     Payments on long-term debt                                    (34,758)           (12,410)          (64,106)
     Advances from related party                                         -            617,941           617,941
     Cash received on common stock subscribed                            -            390,616           926,816
     Cash received from sale of common stock                       943,400                  -         1,206,800
                                                                ----------      -------------     -------------

              Net cash provided by financing activities            908,642            996,147         2,687,451

The Notes to Financial Statement are
  an integral part of these statements.

                  HESED ENERGY INTERNATIONAL, INC.
             (Formerly Ness Energy International, Inc.)
                   (a development stage company)
                      STATEMENTS OF CASH FLOWS


                                                                                                   Cumulative
                                                                                                      from
                                                                                                    Inception
                                                                                                   (October 29,
                                                                  Year Ended       Year Ended        1993) to
                                                                 December 31,      December 31,    December 31,
                                                                     1999             1998             1999
                                                                --------------  ----------------  ---------------
              Net change in cash                                   (46,443)           (23,457)          190,864

CASH, beginning of period                                          237,307            260,764                 -
                                                                ----------      -------------     -------------

CASH, end of period                                             $  190,864      $     237,307     $     190,864
                                                                ==========      =============     =============

SUPPLEMENTAL DISCLOSURES:

     Interest paid                                              $   13,829      $      10,335     $      28,976
                                                                ==========      =============     =============

     Income taxes paid                                          $        -      $           -     $         341
                                                                ==========      =============     =============

SCHEDULE OF NONCASH INVESTING
     AND FINANCING ACTIVITIES:

     Property sold to related party for receivable              $        -      $      50,000     $      50,000
                                                                ==========      =============     =============

     Assets acquired with debt                                  $        -      $     131,250     $     188,918
                                                                ==========      =============     =============

     Services received for common stock subscribed              $        -      $  11,722,535     $  11,722,535
                                                                ==========      =============     =============


The Notes to Financial Statement are
  an integral part of these statements.

                        HESED ENERGY INTERNATIONAL, INC.
                   (FORMERLY NESS ENERGY INTERNATIONAL, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1.   NATURE OF BUSINESS, ORGANIZATION
              AND BASIS OF PRESENTATION

         Hesed Energy International, Inc. (formerly Ness Energy International, Inc.) (the Company), was incorporated in the State of Texas on October 29, 1993 to operate in oil and gas exploration and development. Operations to date have consisted of the initial formation and capitalization of the Company and the acquisition of oil and gas leases in the United States and Israel. Effective August 6, 1999, the Company changed its name to Hesed Energy International, Inc.

         The financial statements have been prepared on a going concern basis, which contemplates realization of assets and liquidation of liabilities in the ordinary course of business. Since the Company is in the development stage, it has limited capital resources, insignificant revenue and a loss from operations since inception. The appropriateness of using the going concern basis is dependent upon the Company's ability to obtain additional financing or equity capital and, ultimately, to achieve profitable operations. The uncertainty of these conditions raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

         Management plans to merge the Company with Ness of Texas International, Inc. and Ness Energy International, Inc., both related through common ownership. The merged company will raise capital through the private placement of company stock and through public offerings. Management intends to use the proceeds from any equity sales to further develop oil and gas reserves in the United States and in selected foreign countries. The Company believes that these actions will enable the Company to carry out its business plan and ultimately to achieve profitable operations.

NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     OIL AND GAS PROPERTY AND EQUIPMENT

         The Company uses the full cost method of accounting for its' oil and gas producing activities. Accordingly, all costs associated with acquisition, exploration and development of oil and gas reserves, including directly related overhead costs, are capitalized. The Company's proved properties are located in North Central Texas while the unproved properties are located in Israel and North Central Texas.

                        HESED ENERGY INTERNATIONAL, INC.
                   (FORMERLY NESS ENERGY INTERNATIONAL, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

     OIL AND GAS PROPERTY AND EQUIPMENT - CONTINUED

         All capitalized costs of oil and gas properties, including the estimated future costs to develop proved reserves, are amortized on the unit-of-production method using estimates of proved reserves. Investments in unproved properties and major development projects are not amortized until proved reserves associated with the projects can be determined or until impairment occurs. If the results of an assessment indicate that the properties are impaired, the amount of the impairment is added to the capitalized costs to be amortized.

         In addition, the capitalized costs are subject to a "ceiling test," which basically limits such costs to the aggregate of the "estimated present value," discounted at a 10 percent interest rate of future net revenues from proved reserves, based on current economic and operating conditions, plus the lower of cost or fair market value of unproved properties. At December 31, 1999 and 1998 the Company's capitalized costs for proved properties exceeded the cost center ceiling. The excess of capitalized costs over the ceiling was not charged against earnings due to the subsequent significant increase in gas prices in the spring and summer of 2000.

         Sales of proved and unproved properties are accounted for as adjustments of capitalized costs with no gain or loss recognized, unless such adjustments would significantly alter the relationship between capitalized costs and proved reserves of oil and gas, in which case the gain or loss is recognized in income.

         Abandonments of properties are accounted for as adjustments of capitalized costs with no loss recognized.

     OTHER FIXED ASSETS

         Other fixed assets are stated at cost. Depreciation is provided for using the straight-line basis. Estimated useful lives of major categories of other fixed assets are as follows:

              Buildings and improvements                               25 years
              Furniture and equipment                                3-10 years
              Autos                                                     5 years

                        HESED ENERGY INTERNATIONAL, INC.
                   (FORMERLY NESS ENERGY INTERNATIONAL, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

     OTHER FIXED ASSETS - CONTINUED

         Maintenance, repairs, renewals and betterments which do not enhance the value or increase the basic productive capacity of assets are charged to expense as incurred.

     ACCOUNTS RECEIVABLE

         The Company has not provided an allowance for doubtful accounts. The Company's receivables - related parties are from Ness Energy International, Inc. while the accounts payable - related party is from Ness of Texas International, Inc. All receivables considered doubtful have been charged to current operations and it is management's opinion that no additional material amounts are doubtful of collection.

     INCOME TAXES

         Deferred taxes are recognized for differences between the financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income.

     STATEMENT OF CASH FLOWS

         For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

     LOSS PER COMMON SHARE

         The loss per common share has been computed by dividing the net loss by the weighted average number of shares of common stock outstanding throughout the year. Potential common stock has not been included in the calculation of loss per share as it would be anti-dilutive.

                        HESED ENERGY INTERNATIONAL, INC.
                   (FORMERLY NESS ENERGY INTERNATIONAL, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

     USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Depletion was calculated based on engineers' estimates of reserves and the unproved property was evaluated based on the future potential. Impairment of unproved properties is based on the properties known characteristics and potential development. It is reasonably possible that these estimates may change materially in the near term.

     ADVERTISING

         The company records advertising costs as a charge to operations as incurred. Advertising costs for the years ended December 31, 1999 and 1998 are $502 and $25,696, respectively.

     FINANCIAL INSTRUMENTS

         Financial instruments consist principally of cash, accounts receivable
         - related parties, notes payable related party, accounts payable and accounts payable related party. Recorded values approximate fair values on all except the notes payable - related party due to the short maturities of these instruments. Recorded value for the notes payable - related party approximates fair value as the rates are comparable to the rates available to the Company by third parties.

     CONCENTRATIONS OF CREDIT RISK

         The Company regularly maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash.

                        HESED ENERGY INTERNATIONAL, INC.
                   (FORMERLY NESS ENERGY INTERNATIONAL, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

     COMMON CONTROL

         The Company is a member of a group of companies under common control. The companies are involved in the development of oil and gas reserves with an emphasis on Israel. The companies are managed by common management which has the ability to influence the results of operations of each company through allocation of expenses.


NOTE 3.  NOTES RECEIVABLE - RELATED PARTY

                                                                1999               1998
                                                            ------------      ------------
         Unsecured notes receivable from
         majority shareholder bearing interest at 6%
         due on or before December 22, 1999                     $      -         $  70,714

         Unsecured note receivable from
         majority shareholder bearing interest at 8%
         with no stated maturity date                             56,901            54,186

     Included in the balances above is accrued interest of $6,901 and $8,112 at December 31, 1999 and 1998, respectively.


NOTE 4.   RELATED PARTY TRANSACTIONS

     In June 1998, the Company entered into a series of agreements with a company related through common ownership whereby the related party will pay for the use of the Company's management, general and administrative services and facilities. The agreements were effective January 1, 1998 and provide for monthly payments of $3,350 through December 31, 1999. These amounts are included in other income as management fees and rent income.

     A related party also collects the net oil and gas revenues from the Company's properties and remits the funds to the Company. At December 31, 1999 and 1998, the Company was owed $1,793 and $4,869, respectively, which are recorded as oil and gas production receivable.

                        HESED ENERGY INTERNATIONAL, INC.
                   (FORMERLY NESS ENERGY INTERNATIONAL, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4.   RELATED PARTY TRANSACTIONS - CONTINUED

     In January 1998, the Company sold oil and gas property with an effective date of December 15, 1997 to a company related through common ownership. There was no gain or loss on the sale as the sales price was at cost.


NOTE 5.   OTHER FIXED ASSETS

     Other fixed assets are comprised of the following at December 31:

                                                           1999                  1998
                                                       ------------          ------------
         Land                                              $105,000              $105,000
         Buildings and improvements                         193,409               172,374
         Furniture and equipment                             23,528                 5,052
         Autos                                               21,884                21,884
                                                         ----------            ----------

                                                            343,821               304,310
         Less accumulated depreciation                       29,111                14,262
                                                         ----------            ----------

                                                           $314,710              $290,048
                                                         ==========            ==========


NOTE 6.   LONG TERM DEBT

     Long-term debt consists of the following at December 31:

                                                           1999                  1998
                                                       ------------          ------------
         Note payable to an individual,
         retired in 1999                                          -             $  30,365

         Note payable to a bank in monthly
         installments of $1,371 including
         interest at 9.5%, due May 2013. Secured
         by land and building.                              124,812               129,205
                                                         ----------            ----------

                                                            124,812               159,570
              Less current maturities                         4,829                18,320
                                                         ----------            ----------

                                                           $119,983              $141,250
                                                         ==========            ==========

                        HESED ENERGY INTERNATIONAL, INC.
                   (FORMERLY NESS ENERGY INTERNATIONAL, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 6.   LONG TERM DEBT - CONTINUED

     Maturities of long-term debt for the respective years ending December 31 are expected to be as follows:

         2000                                              $    4,829
         2001                                                   5,308
         2002                                                   5,835
         2003                                                   6,414
         2004                                                   7,051
         Thereafter                                            95,375
                                                           ----------

                                                             $124,812
                                                           ==========

NOTE 7.   INCOME TAXES

     A reconciliation of statutory tax rates to the Company's effective tax rates follows:

                                                                    1999                  1998
                                                                -----------           -----------
         Benefit at statutory rates                                 (34%)                 (34%)
         Losses not providing benefits                               34                    34
                                                                -----------           -----------

         Effective rate                                            - 0 -%                - 0 -%
                                                                ===========           ===========

     The deferred tax assets are comprised primarily of the Company's net operating loss carryforwards and litigation settlement:

                                                                    1999                  1998
                                                                -----------           -----------
         Net operating loss carryforward                        $   321,184           $   215,193
         Other                                                          328                  (201)
         Less valuation allowance                                  (321,512)             (214,992)
                                                                -----------           -----------

         Net deferred tax asset                                 $         -           $         -
                                                                ===========           ===========

     The Company's net operating loss carryforwards of approximately $950,000 may be applied against future taxable income and will ultimately expire in 2019.

                        HESED ENERGY INTERNATIONAL, INC.
                   (FORMERLY NESS ENERGY INTERNATIONAL, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 7.   INCOME TAXES - CONTINUED

     The net changes in the valuation allowance during 1999 and 1998 are as follows:

                                                      1999                  1998
                                                 --------------        --------------
         Balance at beginning of year              ($214,992)             ($ 94,019)
         Balance at end of year                     (321,512)              (214,992)
                                                 --------------        --------------

         Net change                                ($106,520)             ($120,973)
                                                 ==============        ==============

NOTE 8.   STOCKHOLDERS' EQUITY

     On February 2, 1999, the Company's Certificate of Incorporation was amended to increase the authorized Common stock to 200,000,000 shares.

     The Company obtained cash and services for shares of common stock pending the increase in authorized shares. These shares are reflected as common stock subscribed in the accompanying financial statements. All shares were issued during 1999.

     Information regarding the Company's stock issuances from inception (October 29, 1993) to December 31, 1999 is as follows:

                                       Value
            Date       Number of       Per
           Issued       Shares         Share     Consideration Received         Basis for Valuation
         ----------   ------------   ---------  ------------------------     ------------------------
         10/29/93         500,000      $0.002    Cash
         04/01/97          78,000       0.80     Cash
         09/01/97         240,000       0.83     Cash
         03/15/99         634,850       0.85     Cash
         03/15/99         131,040       0.85     Cash
         03/15/99         154,391       1.84     Cash
         03/15/99       6,235,000       1.84     Compensation services       Agreement in October 1998
                                                                                when issuance was
                                                                                approved by board
         03/15/99         200,000       1.84     Legal and geological        Agreement in October 1998
                                                 services in Israel             when issuance was
                                                                                approved by board
         03/15/99          27,100       1.84     Legal Services              Agreement in October 1998
                                                                                when issuance was
                                                                                approved by board
         10/08/99         234,650       4.00     Cash

                        HESED ENERGY INTERNATIONAL, INC.
                   (FORMERLY NESS ENERGY INTERNATIONAL, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 8.   STOCKHOLDERS' EQUITY - CONTINUED

     In connection with the sale of 181,491 shares of common stock on March 15, 1999, noted above, each shareholder received warrants to purchase 60,332 shares of the Company's common stock at $2.50. At December 31, 1999, the Company had warrants outstanding to purchase 60,332 additional common shares with an expiration date of September 15, 2000. No warrants were exercised.


NOTE 9.   COMMITMENTS AND CONTINGENCIES

     The Company has a letter of credit to secure performance of the agreement with Israel Oil Company regarding the Hesed lease in Israel. The letter of credit had an available balance of $200,000 and $150,000 at December 31, 1999 and 1998, respectively. In March 1999, $50,000 was drawn on the letter of credit and the additional $150,000 was drawn in September 2000. The letter of credit is secured by certificates of deposit of $163,494 and $205,244 at December 31, 1999 and 1998, respectively. The certificates of deposit are included in cash in the accompanying financial statements.


NOTE 10.   MAJOR CUSTOMERS

     The Company sells gas and natural gas liquids to one purchaser. However, management believes the competitive nature of the field and available marketing alternatives do not make the Company dependent on any single purchaser.


NOTE 11.   SUPPLEMENTARY FINANCIAL INFORMATION FOR
           OIL AND GAS PRODUCING ACTIVITIES (UNAUDITED)

     This section provides information required by Statement of Financial Accounting Standards No. 69, DISCLOSURES ABOUT
     OIL AND GAS PRODUCING ACTIVITIES.

     The SEC defines proved oil and gas reserves as those estimated quantities of crude oil, natural gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved oil and gas reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods.

                        HESED ENERGY INTERNATIONAL, INC.
                   (FORMERLY NESS ENERGY INTERNATIONAL, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 11.   SUPPLEMENTARY FINANCIAL INFORMATION FOR OIL AND GAS
           PRODUCING ACTIVITIES (UNAUDITED) - CONTINUED

     Estimates of petroleum reserves have been made by independent engineers. The valuation of proved reserves may be revised in the future on the basis of new information as it becomes available. Estimates of proved reserves are inherently imprecise.

     Estimated quantities of proved oil and gas reserves of the Company (all of which are located in the United States) are as follows:

                                                               Petroleum                 Natural
                                                                Liquids                    Gas
                                                                (Bbls)                    (Mcf)
                                                              -----------              ------------

           December 31, 1999 - proved developed reserves         -                       195,141
           December 31, 1999 - proved reserves                   -                       459,151

           December 31, 1998 - proved developed reserves         -                       214,863
           December 31, 1998 - proved reserves                   -                       478,873

     The Company did not have any significant proved reserves prior to 1997.

                                                               Petroleum                 Natural
                                                                Liquids                    Gas
                                                                (Bbls)                    (Mcf)
                                                              -----------              ------------
         Reserves at December 31, 1997                           -                             -
              Purchases of Reserves-in-Place                     -                       493,693
              Production                                         -                       (14,820)
                                                              -----------                --------

         Reserves at December 31, 1998                           -                       478,873
              Production                                         -                       (22,662)
              Revision of estimates                              -                         2,940
                                                              -----------                --------

         Reserves at December 31, 1999                           -                       459,151
                                                              ===========                ========

                        HESED ENERGY INTERNATIONAL, INC.
                   (FORMERLY NESS ENERGY INTERNATIONAL, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 11.   SUPPLEMENTARY FINANCIAL INFORMATION FOR OIL AND GAS
           PRODUCING ACTIVITIES (UNAUDITED) - CONTINUED

     The standardized measure of discounted estimated future net cash flows and changes therein related to proved oil and gas reserves for the years ended December 31 is as follows:

                                                                     1999               1998
                                                                   --------           ---------
         Future cash inflows                                       $560,725           $ 776,558
         Future development and production costs                   (349,822)           (545,891)
         Future income tax expense                                  -                    -
                                                                   --------           ---------

         Future net cash flows                                      210,903             230,667
         10% annual discount                                         93,442              94,888
                                                                   --------           ---------

         Standardized measure of
              discounted future cash flows                         $117,461           $ 135,779
                                                                   ========           =========

     Primary changes in standardized measure of discounted future net cash flow for the years ended December 31 are as follows:

                                                                     1999               1998
                                                                   --------           ---------
         Change in sales price and production costs                ($15,628)          $   -
         Purchases of reserves in place                              -                  144,547
         Sales of oil and gas, net of production costs              (16,268)             (8,768)
         Accretion of discount                                       13,578               -
                                                                   --------           ---------

                                                                   ($18,318)          $ 135,779
                                                                   =========          =========

     Estimated future cash inflows are computed by applying year end prices of oil and gas to year end quantities of proved developed reserves. Estimated future development and production costs are determined by estimating the expenditures to be incurred in developing and producing the proved oil and gas reserves in future years, based on year end costs and assuming continuation of existing economic conditions.

     These estimates are furnished and calculated in accordance with requirements of the Financial Accounting Standards Board and the SEC. Because of unpredictable variances in expenses and capital forecasts, crude oil and natural gas price changes, and the fact that the bases for such estimates vary significantly, management believes the usefulness of these projections is limited. Estimates of future net cash flows do not necessarily represent management's assessment of future profitability or future cash flow to the Company.

NOTE 11.   SUPPLEMENTARY FINANCIAL INFORMATION FOR OIL AND GAS
           PRODUCING ACTIVITIES (UNAUDITED) - CONTINUED

     The aggregate amounts of capitalized costs relating to oil and gas producing activities and the related accumulated depletion and depreciation as of December 31, are as follows:

                                                                     1999               1998
                                                                   --------           ---------
        Proved properties                                          $ 382,318          $ 328,275
        Accumulated depletion and depreciation                       (39,324)           (14,597)
                                                                   ---------          ---------

             Net capitalized costs                                 $ 342,994          $ 313,678
                                                                   =========          =========

     The costs, both capitalized and expensed, incurred in oil and gas producing activities during the years ended December 31 are as follows:

                                                                     1999               1998
                                                                   --------           ---------
        Property acquisition costs                                 $      -           $ 104,977
        Exploration and development costs                            54,043             223,298
                                                                   --------           ---------

         Total                                                     $ 54,043           $ 328,275
                                                                   ========           =========

     Results of oil and gas operations in the aggregate for the years ended December 31 are as follows:

                                                                     1999               1998
                                                                   --------           ---------
        Revenues                                                   $  42,746          $  27,624
        Compression expense                                           (7,380)            (4,008)
        Production costs                                             (19,098)           (27,682)
        Exploration expense                                                -                  -
        Depreciation and depletion                                   (24,727)           (14,597)
        Income taxes                                                       -                  -
                                                                   ---------          ---------

         Net oil and gas income (loss)                             ($  8,459)         ($ 18,663)
                                                                   =========          =========

PROXY
                         NESS ENERGY INTERNATIONAL INC.

                      PROXY SOLICITED BY BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of Ness Energy International Inc (formerly Kit Karson Corporation), a Washington Corporation (the "Company"), hereby appoints Bob Lee and Mary Gene Stephens, or either one of them, attorneys, agents and proxies of the undersigned with full power of substitution to each of them, to vote all the shares of Common Stock, no par value, of the Company which are entitled to one vote per share and which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Living Way Ministries International Headquarters, 416 East I-20 Service Road (Exit
418), Willow Park, Texas 76087 (Phone 817-341-1477) at 1:30 pm Central Standard Time on the 1st Day of December 2000 and at any adjournment(s) or Postponements(s) of such meeting, with all powers which the undersigned would possess if personally present:

     (1)  For the election of directors
     (2) To ratify the selection of Weaver and Tidwell L.L.C. as independent auditor for 2001.
     (3) To authorize the Board of Directors to issue such registered stock as from time to time may be necessary to carry out the business of the Company
     (4)  To ratify the consulting agreements of Messrs. Fowler and Kincheloe
     (5) To ratify the issuance of additional shares of the Company's stock pursuant to Form SB-2 filed with the Securities and Exchange Commission and the tender offer for shares of Hesed Energy International, Inc. and Ness of Texas, Inc. made in accordance with the terms of the SB-2
     (6) To authorize the Board of Directors to implement a one to four (1-4) reverse stock split
     (7) For the transaction of such other business as may properly come before this meeting

If no directions are given, the individuals designated above will vote FOR each of the above proposals and, at their discretion, on any other matter that may come before the meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company.

     1. To elect the following four (4) directors to serve for the ensuing year and until their successors are elected:

          Harold Hayseed Stephens    Yes___         No____     Abstain _____
          Mark L. Bassham            Yes___         No____     Abstain _____
          Richard W. Nash            Yes___         No____     Abstain _____
          Robert G. Fowler           Yes___         No____     Abstain _____

     2. To ratify the selection of Weaver and Tidwell as independent auditor for 2001 Yes___ No___ Abstain___

     3. To authorize the Board of Directors to issue such registered stock as from time to time may be necessary to carry out the business of the Company Yes___ No___ Abstain___

     4. To ratify the consulting agreements of Messrs. Fowler and Kincheloe Yes___ No___ Abstain___

     5. To ratify the issuance of additional shares of the Company's stock pursuant to Form SB-2 filed with the Securities and Exchange Commission and the tender offer for shares of Hesed Energy International, Inc. and Ness of Texas, Inc. made in accordance with the terms of the SB-2 Yes___ No___ Abstain ___

     6. To authorize the Board of Directors to implement a one to four (1-4) reverse stock split Yes___ No___ Abstain___

     7. For the transaction of such other business as may properly come before this meeting Yes___ No___ Abstain___

     Please complete, date and sign this proxy. After completion and executions, mail this proxy to the Company in the enclosed envelope. All proxies are important so please complete each proxy sent to you and return the proxy in the envelope provided.

     Date:
     ----------------------------------        ---------------------------
                                                      (Signature)

     Date:
     ----------------------------------        ---------------------------
                                             (Signature if joint stockholder)

     Please sign exactly as your name appears in this communication. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation please sign in full corporate name by President, or other authorized office. If a partnership, please sign in partnership name by authorized person.